UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2011

URBAN BARNS FOODS INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation or organization)

333-145897
Commission File Number

7170 Glover Drive
Milner, British Columbia, Canada V0X 1T0
(Address of principal executive offices)

Registrant’s telephone number, including area code:
604.888.0420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Meikleham Consulting Agreement

Effective August 9, 2011, Urban Barns Foods Inc., a Nevada corporation (the “Corporation”) entered into a one-year consulting agreement (the “Meikleham Consulting Agreement”) with Daniel Meikleham (“Meikleham”). Mr. Meikleham is the Chief Financial Officer and a member of the Board of Directors of the Corporation. In accordance with the terms and provisions of the Meikleham Consulting Agreement: (i) Meikleham will provide strategic business planning and management services to the Corporation and further assist in development of a business plan; and (ii) the Corporation shall issue to Meikleham an aggregate of 262,500 shares of the Corporation’s common stock as registered under the S-8 Registration Statement filed with the Securities and Exchange Commission on August 9, 2011.  On August 19, 2011 262,500 shares of the Corporation’s common stock were issued to Mr. Meikleham.

Benne Consulting Agreement

Effective August 9, 2011, the Corporation entered into a one year consulting agreement (the “Benne Consulting Agreement”) with Jacob Benne (“Benne”). Mr. Benne is the Chief Executive Officer and a member of the Board of Directors of the Corporation. In accordance with the terms and provisions of the Benne Consulting Agreement: (i) Benne will provide strategic business planning and management services to the Corporation; and (ii) the Corporation shall issue to Benne an aggregate 262,500 shares of the Corporation’s common stock as registered under the S-8 Registration Statement filed with the Securities and Exchange Commission on August 9, 2011. On August 19, 2011 262,500 shares of the Corporation’s common stock were issued to Mr. Benne.

Jackson Consulting Agreement

Effective August 9, 2011, the Corporation entered into a one year consulting agreement (the “Montilla Consulting Agreement”) with Cesar A. Montilla, Jr. (“Montilla”). Mr. Montilla is a member of the Board of Directors of the Corporation. In accordance with the terms and provisions of the Montilla Consulting Agreement: (i) Montilla will provide strategic business planning and management services to the Corporation; and (ii) the Corporation shall issue to Montilla an aggregate 150,000 shares of the Corporation’s common stock as registered under the S-8 Registration Statement filed with the Securities and Exchange Commission on August 9, 2011.  On August 19, 2011 262,500 shares of the Corporation’s common stock were issued to Mr. Montilla.

Consulting Agreements

Effective August 9, 2011, the Corporation entered into certain other consulting agreements (collectively, the “Consulting Agreements”) with various consultants (collectively, the “Consultants”). In accordance with the terms and provisions of the Consulting Agreements, the Consultants will assist the Corporation in its strategic business planning and development. In further accordance with the terms and provisions of the Consulting Agreements, on August 19, 2011 the Corporation issued to the Consultants a further aggregate 725,000 shares of the Corporation’s common stock as registered under the S-8 Registration Statement filed with the Securities and Exchange Commission on August 9, 2011.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1  Consulting Agreement dated August 9, 2011 between Urban Barns Foods Inc. and Daniel  Meikleham.

10.2  Consulting Agreement dated August 9, 2011 between Urban Barns Foods Inc. and Jacob Benne.

10.3  Consulting Agreement dated August 9, 2011 between Urban Barns Foods Inc. and Cesar A. Montilla Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 23, 2011	Urban Barns Foods Inc.
(Registrant)

/s/ Jacob Benne
Jacob Benne
President, Chief Executive Officer, Director

3